SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  July 20, 2006


                              TECHE HOLDING COMPANY
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


        Louisiana                        0-25538             72-1287456
-----------------------------        --------------        -------------
(State or other jurisdiction         (SEC File No.)        (IRS Employer
     of incorporation)                                     Identification
                                                           Number)

211 Willow Street, Franklin, Louisiana                         70538
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (337) 560-7151
                                                    --------------

                                 Not Applicable
           ----------------------------------------------------------
          (Former name or former address, if changed since last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

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                              TECHE HOLDING COMPANY

                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02. RESULTS OF OPERATION AND FINANCIAL CONDITION.

     On July 20, 2006, the Registrant issued a press release to report earnings for the quarter ended June 30, 2006. A copy of the press release is furnished with this Form 8-K as Exhibit 99 and incorporated herein by reference.

                 SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits:

          Exhibit 99 - Press Release dated July 20, 2006
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             TECHE HOLDING COMPANY


Date: July 21, 2006                          By:/s/ J. L. Chauvin
                                                --------------------------------
                                                J. L. Chauvin
                                                Vice President and Treasurer